Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information for DWS Blue Chip Fund in Post-Effective Amendment Number 187 to the Registration Statement (Form N-1A, No. 002-13628) of DWS Investment Trust. We also consent to the incorporation by reference into the Statement of Additional Information of our reports on the financial statements and financial highlights of DWS Blue Chip Fund dated December 27, 2011 (fiscal year ended October 31, 2011), included in the Annual Reports.

                                   /s/Ernst & Young LLP
Ernst & Young LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of the DWS Capital Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of the DWS Core Equity Fund (formerly DWS Growth & Income Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 21, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of DWS Mid Cap Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of the DWS Small Cap Core Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust on Form N-1A ("Registration Statement") of our report dated November 21, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of DWS Small Cap Growth Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2012